Exhibit 10.1

JPMORGAN CHASE BANK, N.A.

THIRD AMENDMENT TO CREDIT AGREEMENT

(With Consent)

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this 31 day of January, 2011 by and between JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), MATERIAL SCIENCES CORPORATION, a Delaware corporation (“Borrower”), and each of the other Loan Parties signatory hereto, and has reference to the following facts and circumstances:

WHEREAS, Borrower and the other Loan Parties executed and delivered to Lender a Credit Agreement dated as of May 12, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) which set forth the terms and conditions of Lender’s extension of credit to Borrower; and

WHEREAS, pursuant to certain Collateral Documents including, without limitation, the Security Agreements, each of which was dated as of May 12, 2008, Borrower and the other Loan Parties granted Liens upon certain Collateral as security for the repayment of the Secured Obligations; and

WHEREAS, Borrower, the other Loan Parties and Lender desire to amend the Credit Agreement in certain respects more fully described hereinafter.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

AMENDMENTS AND AGREEMENTS

Section 1.1 Section 2.05(c) of the Credit Agreement is hereby amended by:

(i)	amending clause (y) thereof to read in its entirety as follows:

“(y) the relevant Loan Party shall not, unless otherwise agreed to by the Lender, permit any such renewal to extend such expiration date beyond the date set forth in clause (ii) above.”

(ii)	inserting the following at the end of said section:

“Notwithstanding anything herein to the contrary, if so requested by the Borrower, the Lender may in its discretion (but shall have no obligation to) permit at any time any Letter of Credit issued, amended or renewed hereunder to expire on a date beyond the date set forth in clause (ii) above.”

Section 1.2 Section 2.05(h) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“If any Letter of Credit is outstanding on the Maturity Date, the Borrower or any other Loan Party shall deposit with the Lender, in the LC Collateral Account or such other account as shall be acceptable to the Lender, in the name and for the benefit of the Lender, cash in an amount equal to at least 105% of the undrawn amount of such outstanding Letter of Credit. Notwithstanding anything herein to the contrary, the obligation to so deposit such cash collateral shall become effective immediately, and such deposit shall be immediately due and payable, without demand or other notice of any kind, on the Maturity Date. Such deposit shall be held by the Lender as collateral for the payment and performance of the Secured Obligations, including, without limitation, all LC Exposure in respect of any Letter of Credit outstanding on the Maturity Date. Such deposit shall not bear interest unless otherwise agreed by the Lender. The Lender shall have exclusive dominion and control, including the exclusive right of withdrawal, over such LC Collateral Account or other account and the Loan Parties hereby grant the Lender a security interest in any such LC Collateral Account or other such account. Without limiting the generality of the foregoing, the Lender shall be entitled to withdraw such cash collateral in such amounts as shall be necessary to reimburse the Lender for payments to be made under any such Letter of Credit and any fees and expenses associated therewith or incurred pursuant to any reimbursement agreement in respect thereof. The Borrower and each other Loan Party shall also execute such documentation as the Lender may reasonably require in connection with the survival of any Letter of Credit beyond the Maturity Date. After the expiration of all undrawn Letters of Credit, and provided that all other outstanding Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) have been paid in full, the remainder of such cash collateral shall promptly be returned to the Borrower or other Loan Party which had provided such cash collateral.”

Section 1.3 This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:

(a) All parties shall have executed this Amendment; and

(b) The Lender shall have received such other documents as the Lender may request.

JPMorgan Chase Bank, N.A.

Third Amendment to Loan Documents

ARTICLE 2

SECURITY

Section 2.1 Borrower and each other Loan Party hereby represents and warrants to Lender that all security interests, liens and encumbrances granted by the Loan Parties to Lender to secure the repayment of the Secured Obligations shall continue in full force and effect and shall secure the repayment of all of the Secured Obligations, including, without limitation, any LC Exposure outstanding on or after the Maturity Date.

ARTICLE 3

MISCELLANEOUS

Section 3.1 This Amendment shall be binding upon and inure to the benefit of the successors and assigns of Borrower, the other Loan Parties and Lender.

Section 3.2 Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Lender has or may have under the Credit Agreement, any other Loan Document or applicable law on account of any Default or Event of Default.

Section 3.3 Borrower and each other Loan Party hereby represent and warrant as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects with the same effect as if made on and as of such date, except to the extent any such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct in all material respects on and as of such date.

Section 3.4 Borrower and the other Loan Parties hereby expressly reaffirm each of the covenants made by them in the Credit Agreement and other Loan Documents, in each case as amended hereby.

Section 3.5 Each Loan Guarantor hereby acknowledges and agrees that the Loan Guaranty set forth in Article IX of the Credit Agreement (and all security therefor) and all other Loan Documents previously executed by them are, and shall remain, in full force and effect after giving effect to this Amendment.

Section 3.6 This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission or electronic mail) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission or electronic mail shall be effective for all purposes hereof.

Section 3.7 The Credit Agreement and the other Loan Documents, as amended hereby, shall remain in full force and effect, and all rights and powers created thereby and hereunder or thereunder are in all respects ratified and confirmed. From and after the Effective Date, the Credit Agreement and the other Loan Documents shall be deemed to be amended and modified

JPMorgan Chase Bank, N.A.

Third Amendment to Loan Documents

as herein provided and, except as so amended and modified, the Credit Agreement and the other Loan Documents shall continue in full force and effect, and the Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the Effective Date, the term “Agreement” as used in the Credit Agreement and all other references to the “Agreement” therein, in any other instrument, document or writing executed by the Loan Parties or furnished to Lender by the Loan Parties in connection therewith or herewith shall mean the Credit Agreement, as amended by this Amendment.

Section 3.8 This Amendment and all other documents required hereunder to be executed by Borrower and the other Loan Parties and delivered to Lender have been duly authorized, executed and delivered on the Loan Parties’ behalf pursuant to all requisite corporate authority and this Amendment and each of the other documents required hereunder to be executed and delivered by the Loan Parties to Lender constitute the legal, valid and binding obligations of Borrower and the other Loan Parties enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights.

Section 3.9 The Loan Parties each hereby acknowledge and agree that they have no defense, offset or counterclaim to the payment of principal, interest, fees or other Secured Obligations arising under the Credit Agreement or any other Loan Document and hereby waive and relinquish any such defense, offset or counterclaim they might otherwise claim to have and hereby release Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter arising in connection with the Credit Agreement or the Loan Documents or the administration thereof prior to the date hereof.

Section 3.10 Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and the Loan Parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

Section 3.11 The recitals set forth at the beginning of this Amendment are true in all material respects and constitute an integral part of this Amendment.

Section 3.12 This Amendment shall be governed and controlled by the laws of the State of Illinois.

Section 3.13 Any capitalized term used herein, but not specifically defined herein, shall have the meaning assigned to it in the Credit Agreement.

[SIGNATURE PAGE TO FOLLOW]

JPMorgan Chase Bank, N.A.

Third Amendment to Loan Documents

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

BORROWER:

MATERIAL SCIENCES CORPORATION, a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

LOAN PARTIES:

MATERIAL SCIENCES CORPORATION, ENGINEERED MATERIALS AND SOLUTIONS GROUP, INC., an Illinois corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MSC LAMINATES AND COMPOSITES, INC., a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MATERIAL SCIENCES SERVICE CORPORATION, a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

JPMorgan Chase Bank, N.A.

Third Amendment to Loan Documents

MSC PRE FINISH METALS (EGV), INC., a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MSC WALBRIDGE COATINGS, INC., a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MSC LAMINATES AND COMPOSITES (EGV), INC., a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

LENDER:

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ Lynne Ciaccia
Name:	Lynne Ciaccia
Title:	Vice President

JPMorgan Chase Bank, N.A.

Third Amendment to Loan Documents